EXCHANGE RIGHTS AGREEMENT

      THIS EXCHANGE RIGHTS AGREEMENT is made as of the ___ day of ___, 2006 (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), by and among BARNABUS ENERGY, INC. ("BEI"), a corporation incorporated under the laws of the State of Nevada, 2093603 ONTARIO INC. ("EXCHANGECO"), a corporation incorporated under the laws of Ontario, and the holders of Exchangeable Shares (as defined herein) listed on Schedule "A" annexed hereto.

                                    RECITALS

      WHEREAS, pursuant to a stock purchase agreement dated of even date hereof (the "SHARE PURCHASE AGREEMENT") between BEI, Exchangeco, Solar Roofing Systems Inc. ("SOLAR") and the shareholders of Solar, Exchangeco has agreed to acquire all of the common shares of Solar (the "SOLAR SHARES") that BEI does not currently own;

      AND WHEREAS in accordance with the Share Purchase Agreement, shareholders of Solar will exchange their Solar Shares for cash and either (i) BEI Shares (as hereinafter defined) or (ii) in the case of holders who are residents of Canada, Exchangeable Shares (as hereinafter defined);

      AND WHEREAS BEI is to the have the right, exercisable upon the occurrence of certain events, to require each holder of Exchangeable Shares (other than BEI and its affiliates) to sell their Exchangeable Shares to BEI on the terms and conditions set forth in this Agreement;

      AND WHEREAS BEI is to grant to, and in favour of, each holder (other than BEI and its affiliates) from time to time of the Exchangeable Shares the right to require BEI to purchase from such holder all or any part of the Exchangeable Shares held by such holder on the terms and conditions set forth in this Agreement;

      NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for $1 as well as other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto covenant and agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1 DEFINITIONS. Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the applicable Exchangeable Share Provisions (as hereinafter defined), unless the context requires otherwise. In this Agreement, the following terms shall have the following meanings:

      (a) "AUTOMATIC EXCHANGE RIGHTS" means the benefit of the obligation of BEI to effect the automatic exchange of Exchangeable Shares for BEI Shares pursuant to Section 2.10 hereof.

      (b)   "BEI SHARES" means the common shares in the capital of BEI.

      (c) "BEI INSOLVENCY EVENT" has the meaning given to that term in Section 2.10(a) hereof.

      (d)   "EXCHANGE RIGHT CONSIDERATION" has the meaning given to that term in
            Section 2.4 hereof.

      (e) "EXCHANGEABLE SHARES" means the exchangeable Class A shares in the capital of Exchangeco.

      (f) "EXCHANGE RIGHT" has the meaning given to that term in Section 2.1 hereof.

      (g) "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attached to the Exchangeable Shares as set forth in the articles of incorporation of Exchangeco, as in effect from time to time.

      (h)   "HOLDERS" means the registered holders of the Exchangeable Shares.

      (i) "LIQUIDATION DISTRIBUTION" has the meaning given to that term in the Exchangeable Share Provisions.

      (j) "RETRACTED SHARES" has the meaning given to that term in Section 2.7 hereof.

1.2 HEADINGS. The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "Section " followed by a number and/or a letter refer to the specified Article or Section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3 NUMBER AND GENDER. Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4 DATE FOR ANY ACTION. If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                   EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHT

2.1 GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHT. BEI hereby grants to each of the Holders:

      (a) the right (the "EXCHANGE RIGHT") to require BEI, upon the occurrence and during the continuance of any:

            (i)   Liquidation Distribution, or

            (ii) failure of Exchangeco, by reason other than a Liquidation Distribution, to purchase the Retracted Shares pursuant to a duly completed and delivered Retraction Request to purchase from each or any Holder, at any time and from time to time all or any part of the Exchangeable Shares held by each such Holder; and

      (b)   the Automatic Exchange Rights,

all in accordance with the provisions of this Agreement. BEI hereby acknowledges receipt from each of the Holders of $1 (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by BEI to the Holders.

2.2 SHARE CERTIFICATES. Exchangeco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of (a) their right to exercise the Exchange Right in respect of the Exchangeable Shares held by such Holders; and (b) the Automatic Exchange Rights.

2.3 GENERAL EXERCISE OF EXCHANGE RIGHT. The Exchange Right shall be and remain vested in and exercised by each Holder in respect of the Exchangeable Shares held by such Holder.

2.4 PURCHASE PRICE FOR THE EXCHANGEABLE SHARES. The purchase price payable by BEI for each Exchangeable Share to be purchased by BEI under the Exchange Right shall be an amount per share equal to (a) the Current Market Price of a BEI Common Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right, which shall be satisfied in full by BEI causing to be sent to such Holder one BEI Common Share, plus (b) to the extent not paid by Exchangeco, an additional amount equal to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. The purchase price for each such Exchangeable Share so purchased may be satisfied only by BEI issuing and delivering to such Holder one BEI Common Share and on the applicable payment date a cheque for the balance, if any, of the purchase price without interest but less any amounts withheld pursuant to Section 2.11 (the "EXCHANGE RIGHT CONSIDERATION").

2.5 EXERCISE INSTRUCTIONS. Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of any event as provided by Section 2.1(a)(i) or 2.1(a)(ii), to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of Exchangeco. To exercise the Exchange Right, the Holder shall deliver to Exchangeco, in person or by certified or registered mail, the certificates representing the Exchangeable Shares that such Holder desires BEI to exchange, duly endorsed in blank and accompanied by such other documents and instruments as may be required to effect a transfer of the Exchangeable Shares under the Business Corporations Act (Ontario) and the by-laws of Exchangeco and such additional documents and instruments as Exchangeco or BEI may reasonably require together with (a) a duly completed Notice of Exercise in the form attached hereto as Schedule B and (b) payment (or evidence satisfactory to Exchangeco and BEI of payment) of the taxes (if any) payable as contemplated by Section 2.8 of this Agreement. If only a part of the Exchangeable Shares represented by any certificate or certificates are to be exchanged by BEI under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the applicable Holder.

2.6 DELIVERY OF EXCHANGE RIGHT CONSIDERATION; EFFECT OF EXERCISE. Promptly after receipt by Exchangeco of the certificate representing the Exchangeable Shares that the Holder desires BEI to purchase under the Exchange Right (together with such documents and instruments of transfer and an Exercise Notice and payment of taxes, if any, or evidence thereof, pursuant to Section 2.8 of this Agreement), duly endorsed for transfer to BEI, Exchangeco shall notify BEI (with a copy of such notice sent to the applicable Holder) of its receipt of the same, which notice to BEI shall constitute exercise of the Exchange Right by the holder of such Exchangeable Shares, and BEI shall as soon as reasonably practical thereafter deliver or cause to be delivered to the holder of such Exchangeable Shares (or to such other persons, if any, properly designated by the applicable Holder) (i) the number of BEI Shares issuable in connection with the exercise of the Exchange Right, which shares shall, when issued and delivered against the surrender of the applicable documents described above, be duly issued, fully paid and non-assessable and shall be free and clear of all liens, claims or encumbrances other than (a) liens, claims or encumbrances incurred by such Holders, (b) rights of first refusal, rights of co-sale or other similar rights set forth in separate agreements among such Holders, BEI and applicable third parties, and (c) restrictions on transfer under U.S. state and/or federal securities laws, or as otherwise required by such laws at the time a transfer is proposed, and (ii) cheques for the balance, if any, of the total Exchange Right Consideration therefor, without interest, less any tax required to be deducted or withheld from the total Exchange Right Consideration by BEI, provided, however, that no such delivery shall be made (x) unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to Exchangeco of the payment of) the taxes (if any) payable as contemplated by
Section 2.8 of this Agreement and (y) unless either (i) a registration statement under the Securities Act of 1933 with respect thereto shall be in effect or (ii) in the opinion of counsel reasonably acceptable in form and substance to BEI, the proposed delivery shall be exempt from registration under that Act. Immediately upon the giving of notice by Exchangeco to BEI of the exercise of the Exchange Right as provided in this Section 2.6, the exchange shall be deemed to have occurred, and the holder of such Exchangeable Shares shall be deemed to have transferred to BEI all of its right, title and interest in and to such Exchangeable Shares and shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchange Right Consideration therefor, unless the requisite number of BEI Shares together with a cheque for the balance, if any, of the total Exchange Right Consideration therefor, without interest, less any tax required to be deducted or withheld from the total Exchange Right Consideration by BEI is not allotted, issued and delivered by BEI to such Holder (or to such other persons, if any, properly designated by such Holder), within five (5) Business Days of the date of the exercise of the Exchange Right, in which case the rights of the Holder as a holder of the applicable Exchangeable Shares shall remain unaffected until such BEI Shares are so allotted, issued and delivered by BEI and any such cheque is so delivered and paid. Concurrently with such Holder ceasing to be a holder of the applicable Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the BEI Shares delivered to it pursuant to the Exchange Right, provided that under no circumstances shall any Holder as a result of the Exchange Right be deemed to simultaneously hold Exchangeable Shares and BEI Shares for which such Exchangeable Shares may be exchanged pursuant to the Exchange Right.

2.7 EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION. In the event that a Holder has exercised its rights under Article 6 of the Exchangeable Share Provisions to require Exchangeco to redeem any or all of the Exchangeable Shares held by the applicable Holder (the "RETRACTED SHARES") and is notified by Exchangeco pursuant to Section 6.6 of the Exchangeable Share Provisions that Exchangeco will not be permitted as a result of solvency requirements or other provisions of applicable law to redeem all such Retracted Shares, provided that BEI shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder of such Retracted Shares has not revoked the retraction request delivered by such Holder to Exchangeco pursuant to
Section 6.1 of the Exchangeable Share Provisions, the Retraction Request will constitute and will be deemed to constitute notice from the Holder of the exercise of the Exchange Right with respect to those Retracted Shares that Exchangeco is unable to redeem. In any such event, Exchangeco hereby agrees to immediately notify the Holder of such prohibition against Exchangeco redeeming all of the Retracted Shares in full.

2.8 STAMP OR OTHER TRANSFER TAXES. Upon any exchange of Exchangeable Shares pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing BEI Shares to be delivered in connection with the payment of the total consideration therefor shall be issued in the name of the Holder of the Exchangeable Shares so exchanged or in such names as such Holder may otherwise direct in writing without charge to the Holder of the Exchangeable Shares so exchanged, provided, however, that such Holder (a) shall pay (and neither BEI nor Exchangeco shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder or (b) shall have established to the satisfaction of BEI and Exchangeco that such taxes, if any, have been paid.

2.9 RESERVATION OF SHARES OF BEI STOCK. BEI hereby represents, warrants and covenants that it has reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of BEI Shares as are now and may hereafter be required to enable and permit BEI and Exchangeco to meet their obligations hereunder, under the Support Agreement (the "SUPPORT Agreement") between BEI, Exchangeco and the Holders of even date herewith, as the same may be amended from time to time, and under the Exchangeable Share Provisions. BEI covenants that it will supply its transfer agent, if any, with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights.

2.10 AUTOMATIC EXCHANGE ON LIQUIDATION OF BEI

      (a) Each of the following events shall give rise to the automatic exchange of the Exchangeable Shares (the "AUTOMATIC EXCHANGE RIGHTS") as provided in this Section 2.10 (each a "BEI INSOLVENCY EVENT"):

            (i) any determination by the board of directors of BEI to institute voluntary liquidation, dissolution or winding-up proceedings with respect to BEI or to effect any other distribution of assets of BEI among its stockholders for the purpose of winding up its affairs (it being understood that a sale of all or substantially all of the assets of BEI or any merger, consolidation or similar transaction involving BEI shall not, in and of itself, constitute a liquidation, dissolution or winding-up of BEI); and

            (ii) the commencement of any claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of BEI or to effect any other distribution of assets of BEI among its stockholders for the purpose of winding up its affairs, provided, however, that such shall only be a BEI Insolvency Event if BEI has failed to contest in good faith any such proceeding commenced in respect of BEI within 60 days thereof or if BEI is not successful in any such good faith contestation and all rights of appeal have expired or been exhausted.

      (b) In order that the Holders will be able to participate on a pro rata basis with the holders of BEI Shares in the distribution of assets of BEI in connection with a BEI Insolvency Event, immediately prior to the effective time of a BEI Insolvency Event all of the then outstanding Exchangeable Shares shall be automatically exchanged for BEI Shares. To effect such automatic exchange, BEI shall be deemed to have purchased, immediately prior to the effective time of a BEI Insolvency Event each Exchangeable Share then outstanding and held by Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to (a) the Current Market Price of a BEI Share on the fifth Business Day prior to the BEI Insolvency Event Effective Date, which shall be satisfied in full by BEI issuing to the Holder one BEI Share, and (b) to the extent not paid by Exchangeco, an additional amount equivalent to the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such Holder on any dividend record date which occurred prior to the date of the exchange.

      (c) Immediately prior to the effective time of a BEI Insolvency Event, the closing of the purchase and sale transaction contemplated by the automatic exchange of Exchangeable Shares for BEI Shares shall be deemed to have occurred, and each Holder of Exchangeable Shares shall be deemed to have transferred to BEI all of the Holder's right, title and interest in and to such Exchangeable Shares and shall cease to be a Holder of such Exchangeable Shares and BEI shall issue to the Holder the BEI Shares issuable upon the automatic exchange of Exchangeable Shares for BEI Shares and shall deliver to the Holder a cheque for the balance, if any, of the Unpaid Dividend Amount, without interest, less any amounts withheld pursuant to section 2.11 hereof, provided however, that no such delivery shall be made (x) unless and until the Holder shall have paid (or provided evidence satisfactory to Exchangeco of the payment of) the taxes (if any) payable as contemplated by Section 2.8 of this Agreement and
            (y) unless either (i) a registration statement under the U.S. Securities Act of 1933, as amended, with respect thereto shall be in effect, or (ii) in the opinion of counsel reasonably acceptable in form and substance to BEI, the proposed delivery shall be exempt from registration under that Act. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the BEI Shares issued to it pursuant to the automatic exchange of Exchangeable Shares for BEI Shares and the certificates held by the Holder previously representing the Exchangeable Shares exchanged by the Holder with BEI pursuant to such automatic exchange shall thereafter be deemed to represent the BEI Shares issued to the Holder by BEI pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent BEI Shares duly endorsed in blank and accompanied by such instruments of transfer as BEI may reasonably require, BEI shall deliver or cause to be delivered to the Holder certificates representing the BEI Shares representing the Exchange Right Consideration in respect of such Exchangeable Shares.

      (d) If the issuance of any BEI Shares (or other shares or securities into which any such shares may be reclassified or changed as contemplated by Section 3.3 hereof) to be issued and delivered under this Agreement requires exemption from registration under any Canadian or United States federal, provincial or state securities or other law or regulation before such shares (or such other shares or securities) may be issued by BEI and delivered by BEI at the direction of Exchangeco to the holder of surrendered Exchangeable Shares, subject to obtaining such necessary representations and warranties from such holder of surrendered Exchangeable Shares, BEI will use reasonable efforts to take all such actions and do all such things as are reasonably necessary or desirable on its part to cause the issuance of such BEI Shares (or such other shares or securities) to be exempt from registration under United States and/or Canadian law, as the case may be.

2.11 WITHHOLDING RIGHTS. Exchangeco and BEI shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to a holder of Exchangeable Shares (whether pursuant to this Agreement, the Exchangeable Share Provisions or otherwise) such amounts as Exchangeco or BEI is required to deduct and withhold with respect to such payment under the Income Tax Act (Canada) (the "ACT"), the United States Internal Revenue Code of 1986 or any provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the Exchangeable Shares in respect of which such deduction and withholding was made, notwithstanding that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that any such amount so required to be deducted or withheld from any payment to a Holder exceeds the cash portion of the consideration otherwise payable to the Holder, BEI shall promptly notify the Holder and unless such Holder remits the difference in cash to BEI before the tax amount is required to be remitted to the tax authority, then BEI may sell or otherwise dispose of such portion of the consideration (including, without limitation, any of the BEI Common Shares) as is necessary to provide sufficient funds to BEI to enable it to comply with such deduction or withholding requirement and BEI shall give an accounting to the Holder with respect thereto and shall notify and pay over to such Holder any unapplied balance of the net proceeds of such sale that was not remitted to such tax authority in satisfaction of a deduction or withholding requirement.

      In order to assist BEI in complying with any such deduction and withholding requirement, the Holder shall, to the extent applicable, deliver to BEI (i) if such Holder is an individual, trust or corporation, a declaration sworn by the individual, a trustee or a director, as the case may be, before a notary or commissioner for oaths to the effect that such Holder, is not and will not be, on the date of payment, a non-resident of Canada for the purposes of the Act or (ii) if such Holder is a partnership, a declaration sworn by a general partner before a notary or commissioner for oaths to the effect that such Holder is a "Canadian partnership", as defined in the Act.

                                   ARTICLE 3
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

3.1 AMENDMENT, MODIFICATIONS, ETC. Subject to Sections 3.3 and 4.8, this Agreement may not be amended or modified without the approval of BEI, Exchangeco and the Holders given in accordance with Section 11.2 of the Exchangeable Share Provisions.

3.2 MEETING TO CONSIDER AMENDMENTS. Exchangeco, at the request of BEI, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant to Section 3.1 hereof. Any such meeting or meetings shall be called and held in accordance with the by-laws of Exchangeco, the Exchangeable Share Provisions and all applicable laws.

3.3 CHANGES IN THE CAPITAL OF BEI AND EXCHANGECO. At all times after the occurrence of any event effected pursuant to Section 2.7 of the Support Agreement, as a result of which BEI Shares or the Exchangeable Shares or any combinations thereof, are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, to all new securities into which BEI Shares or the Exchangeable Shares, or any combinations thereof, are to be changed and the parties hereto shall, if necessary, execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

                                   ARTICLE 4
                                    GENERAL

4.1 TERM OF AGREEMENT. This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any party other than a member of BEI or its affiliates.

4.2 SEVERABILITY. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.3 ENUREMENT. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of all subsequent Holders.

4.4 NOTICES.

      (a) All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

            (i)   if to BEI or Exchangeco at:
                  Barnabus Energy, Inc.
                  5750 Fleet Street
                  Suite 100
                  Carlsbad, CA  92008
                  U.S.A.

                  Attention:       David Saltman, Chief Executive Officer
                  Fax:     (760) 930-2691

                  with a copy to:

                  Edwards Angell Palmer & Dodge LLP
                  750 Lexington Avenue
                  New York, NY 10022

                  Attention:       D. Roger Glenn, Esq.
                  Facsimile:       212.308.4844

            (ii)  if to any Holder:

                  to the address of such Holder shown on the register of holders of the applicable Exchangeable Shares in any manner permitted by the by-laws of Exchangeco from time to time in force in respect of notices to shareholders and shall be deemed to be received (if given or sent in such manner) at the time specified in such by-laws, the provisions of which by-laws shall apply, with such changes as the context may require, to notices or documents as aforesaid sent to such Holders;

                  with a copy to:

                  Fasken Martineau DuMoulin
                  Toronto Dominion Bank Tower
                  P.O. Box 20
                  Toronto-Dominion Centre
                  Toronto, ON  M5K 1N6

                  Attention:  Craig Brown
                  Fax No:  (416) 364-7813

            (b) Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

4.5 EXECUTION. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Counterparts may be exchanged by facsimile and shall be mutually binding on the parties.

4.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of law provisions. Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York with respect to any matter arising hereunder or related hereto. The parties hereto agree that any action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the State of New York, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of the said courts in any such action or proceeding, agrees to be bound by any judgment of the said courts and not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction.

4.7 WAIVER. No waiver of any rights under this Agreement shall be effective unless made in writing and signed by the party giving it. No failure to exercise, or delay in exercising, any right under this Agreement shall operate as a waiver of such right.

4.8 MINISTERIAL AMENDMENTS. Exchangeco shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under the this Agreement without the approval of Holders given in accordance with Section 11.2 of the Exchangeable Share Provisions, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

      (a) adding to the covenants of the other party or parties to such agreements for the protection of Exchangeco or the Holders;

      (b) making such provisions or modifications not inconsistent with such agreements as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors of each of BEI and Exchangeco, it may be expedient to make, provided that the Board of Directors of each of BEI and Exchangeco shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the Holders; or

      (c) making such changes in or corrections to such agreements which, on the advice of counsel to Exchangeco, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors of each of BEI and Exchangeco shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the Holders.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                      BARNABUS ENERGY, INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      2093603 ONTARIO INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:





                   (Signatures Continue on the Following Page)

                                      1594505 ONTARIO INC.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:


                                      MARGREG LTD.

                                      Per:
                                          --------------------------------------
                                      Name:
                                      Title:

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) CRAIG BROWN

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) WILLIAM CHISLETT

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) PAUL COWLEY

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) NORMAN DODD

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) HOWARD GOMES

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) LOIS HOLMES

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) BOB KAFATO

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) KRINO KAFATO

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) PHIL KASZUBA

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) ALLAN KLING

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) KEITH KNIGHTS

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) RAYMOND LAALY

                                    )
                                    )
                                    )
                                    ) ------------------------------------------
                                    ) DONALD ROGERS

                                      DODD FAMILY TRUST

                                      By:

                                      ------------------------------------------
                                      Norman Dodd, Trustee

                                      By:

                                      ------------------------------------------
                                      Lorraine Dodd, Trustee

                                  SCHEDULE "A"

                                     HOLDERS

1594505 Ontario Inc.
Margreg Ltd.
Craig Brown
William Chislett
Paul Cowley
Norman Dodd
Howard Gomes
Lois Holmes
Bob Kafato
Krino Kafato
Phil Kaszuba
Alan Kling
Keith Knights
Raymond Laaly
Donald Rogers
Dodd Family Trust

                                  SCHEDULE "B"

                               NOTICE OF EXERCISE

TO:    BARNABUS ENERGY, INC. ("BEI")
RE:    Exchangeable Shares in the capital of 2093603 ONTARIO INC. ("EXCHANGECO")

--------------------------------------------------------------------------------

The undersigned holder of exchangeable shares in the capital of Exchangeco (the "EXCHANGEABLE SHARES") hereby exercises the Exchange Right so as to require BEI to purchase Exchangeable Shares (the "EXCHANGED SHARES") registered in the name of the undersigned, subject to the rights, privileges, restrictions and conditions attached to the Exchangeable Shares (the "EXCHANGEABLE SHARE PROVISIONS"). All capitalized words used in this Notice of Exercise have the respective meanings assigned thereto in the Exchange Rights Agreement dated of even date hereof between BEI and the holders of Exchangeable Shares (the "EXCHANGE RIGHTS AGREEMENT"). The undersigned presents and surrenders with this Notice of Exercise a certificate or certificates representing the Exchanged Shares. THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT A FAILURE TO PRESENT AND SURRENDER TO EXCHANGECO THE CERTIFICATE OR CERTIFICATES REPRESENTING THE EXCHANGED SHARES SHALL INVALIDATE THIS NOTICE OF EXERCISE.

The undersigned hereby represents and warrants that the undersigned:

      (a) has good title to and owns all of the Exchanged Shares free and clear of all liens, claims and encumbrances, except as set forth in the Exchange Rights Agreement and the Exchangeable Share Provisions;

      (b) is not a non-resident of Canada for the purposes of the Income Tax Act (Canada); and

      (c) either (1) is not in the United States, is not a U.S. Person and is not exchanging such securities for the account or benefit of a U.S. Person or a Person in the United States, or (2) will provide BEI with an opinion of counsel, of recognized standing reasonably satisfactory to BEI, that the issuance of the BEI Common Shares upon exchange of the Exchangeable Shares is being made in compliance with applicable state securities laws and in accordance with an available exemption from registration under the United States Securities Act of 1933, as amended (the "1933 ACT"). For the purposes hereof, "United States" and "U.S. Person" have the meanings ascribed thereto in the 1933 Act.

THE UNDERSIGNED HEREBY ACKNOWLEDGES THE OVERRIDING RIGHT OF BEI TO PURCHASE ALL BUT NOT LESS THAN ALL OF THE EXCHANGED SHARES FROM THE UNDERSIGNED AND THAT THIS NOTICE OF EXERCISE IS DEEMED TO BE A REVOCABLE OFFER BY THE UNDERSIGNED TO SELL THE EXCHANGED SHARES TO BEI IN ACCORDANCE WITH THE EXCHANGE RIGHTS AGREEMENT.

DATED this                  day of                   , 20     .
           ----------------        ------------------    -----

---------------------------------------
(signed by holder of Exchanged Shares)

                                                      (print name of holder)
-----------------------------------------------------